United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 22, 2021
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2021, Realty Income Corporation (the “Company”) entered into that certain First Amendment (the “Amendment”) to its Second Amended and Restated Credit Agreement with Wells Fargo Bank, N.A., as Administrative Agent (as amended, the “Credit Agreement”).

The Amendment, among other things, (i) changes the benchmark rate under the Credit Agreement for borrowings denominated in U.S. and foreign currencies from LIBOR to certain alternative benchmark rates, including, among others, benchmark rates based on SONIA (the Sterling Overnight Index Average) for borrowings denominated in Sterling, EURIBOR for borrowings denominated in Euros, and, following the USD LIBOR Transition Date (as defined in the Credit Agreement), SOFR (the secured overnight financing rate as administered by the Federal Reserve Bank of New York) for borrowings denominated in U.S. Dollars, in each case, subject to certain adjustments specified in the Credit Agreement, and (ii) updates certain other provisions regarding successor interest rates to LIBOR.

The foregoing descriptions of the Amendment and the Credit Agreement are qualified in their entirety by reference to the full and complete terms of the Amendment (including the copy of the Credit Agreement, as amended, attached thereto), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 are incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description
10.1	First Amendment to Second Amended and Restated Credit Agreement, dated December 22,2021, by and between Realty Income Corporation and Wells Fargo, N.A., as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	December 28, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary